                                                            EXTERNAL USE
LEHMAN BROTHERS                                                                                         RESIDENTIAL MORTGAGE FINANCE


                                                             TERM SHEET
                                                            $540,748,100
                                          (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                                            SASCO 2003-2A
                                             AURORA LOAN SERVICES INC., MASTER SERVICER
                                                    JPMORGAN CHASE BANK, TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                     WAL to      WAL To      Est. Pmt    Expected
                                                    WA Months   Optional    to Optional  Initial        Legal          Expected
             Approx.      Initial      Security     To Roll    Termination  Termination    Loss         Final           Ratings
  Class      Size ($)    Coupon(1)   Description  (yrs)(2)(3)   (yrs)(2)     Window(2)   Coverage      Maturity      (S&P / Moody's)
------------------------------------------------------------------------------------------------------------------------------------
 1-A1      $161,484,000    Variable    Variable PT     NA        2.53      02/03-08/12    6.25%    February 25, 2033    AAA / Aaa
1-A2(4)      Notional       0.75%       Interest       NA        0.38      02/03-06/03    6.25%    February 25, 2033    AAA / Aaa
                                          Only
  B1-I       $3,014,000    Variable      Sub PT        NA        5.19      02/03-08/12    4.50%    February 25, 2033     AA / Aa2
B1-I-X(4)     Notional     Variable     Interest       NA        5.19      02/03-08/12    4.50%    February 25, 2033     AA / Aa2
                                          Only
  B2-I       $2,411,000    Variable      Sub PT        NA        5.19      02/03-08/12    3.10%    February 25, 2033      A / A2
B2-I-X(4)     Notional     Variable     Interest       NA        5.19      02/03-08/12    3.10%    February 25, 2033      A / A2
                                          Only
------------------------------------------------------------------------------------------------------------------------------------
  2-A1      $20,423,000     3.40%      Variable PT    1.87       3.00      02/03-08/12    5.20%    February 25, 2033    AAA / Aaa
 2-A2(4)      Notional      3.40%       Interest      1.87       1.87      02/03-11/05    5.20%    February 25, 2033    AAA / Aaa
                                          Only
  3-A1     $238,383,000     4.42%      Variable PT    2.51       3.09      02/03-08/12    5.20%    February 25, 2033    AAA / Aaa
 3-A2(4)      Notional      4.42%       Interest      2.50       2.50      02/03-11/07    5.20%    February 25, 2033    AAA / Aaa
                                          Only
  4-A1      $99,663,000     4.84%      Variable PT    2.85       3.09      02/03-08/12    5.20%    February 25, 2033    AAA / Aaa
 4-A2(4)      Notional      4.84%       Interest      2.85       2.85      02/03-11/09    5.20%    February 25, 2033    AAA / Aaa
                                          Only
  B1-II      $5,861,000    Variable      Sub PT        NA        5.58      02/03-08/12    3.65%    February 25, 2033     AA / Aa2
  B2-II      $4,726,000    Variable      Sub PT        NA        5.58      02/03-08/12    2.40%    February 25, 2033      A / A2
------------------------------------------------------------------------------------------------------------------------------------
  B3(5)      $4,783,000    Variable      Sub PT        NA        5.43      02/03-08/12    1.75%    February 25, 2033    BBB / Baa2
B4(5)(6)     $6,604,000    Variable    Not Offered     NA     Not Offered  02/03-08/12    0.55%    February 25, 2033     BB / NR
B5(5)(6)     $1,375,000    Variable    Not Offered     NA     Not Offered  02/03-08/12    0.30%    February 25, 2033      B / NR
B6(5)(6)     $1,657,654    Variable    Not Offered     NA     Not Offered  02/03-08/12     N/A     February 25, 2033     NR / NR
------------------------------------------------------------------------------------------------------------------------------------
  R(7)          $100       Variable     Residual       NA        0.07      02/03-02/03    6.25%    February 25, 2033    AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        1
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


(1)  The Class coupons are described under "Interest Rates" on page 6.
(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum and Mortgage Pools 2, 3 and 4 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in February 2003.
(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 2, 3 and 4 and assumes there is no cross collateralization between remaining outstanding Senior Certificates. The WA Months to Roll for Mortgage Pool 2 is month 34 (the Distribution Date in November 2005), for Mortgage Pool 3 is month 58 (the Distribution Date in November 2007) and for Mortgage Pool 4 is month 82 (the Distribution Date in November 2009).
(4) The Class 1-A2, 2-A2, 3-A2, 4-A2, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in June 2003 the Class 1-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in November 2005 the Class 2-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in November 2007 the Class 3-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in November 2009 the Class 4-A2 will no longer be entitled to receive distributions of any kind.
(5)  Crossed-subordinate bonds.
(6)  Not offered under this term sheet.
(7)  Non-economic REMIC residual.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        2
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o    The deal is comprised of 4 Mortgage Pools:

     Mortgage Pool 1 is comprised of 6-month LIBOR ARMs.

     Mortgage Pool 2 is comprised of 3-year Hybrid ARMs. The 3-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (6.9%) or 12-month LIBOR (93.1%).

     Mortgage Pool 3 is comprised of 5-year Hybrid ARMs. The 5-year Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (94.7%) or 12-month LIBOR (5.3%).

     Mortgage Pool 4 is comprised of 7-year Hybrid ARMs. The 7-year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (96.4%) or 12-month LIBOR (3.6%).

o 92.5% of the aggregate Mortgage Pool was originated by Aurora Loan Services, Inc ("ALS").

o Interest and principal on Pool 1, Pool 2, Pool 3 and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only class of offered certificates that will be cross-collateralized by the loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 4.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        3
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

   Mortgage Pool 1 Available Distribution Amount    Mortgage Pools 2 - 4 Available Distribution Amount
      +------------------------------------+           +--------------------------------------+
      | First, to Class R, 1-A1 and 1-A2 to|           |  First, to Class 2-A1, 2-A2, 3-A1,   |
      |           pay interest             |           | 3-A2, 4-A1 and 4-A2 to pay interest  |
      |                                    |           |  from the respective mortgage pool   |
      +------------------------------------+           +--------------------------------------+
                        |                                                  |
                        |                                                  |
      +------------------------------------+           +--------------------------------------+
      |Second, to Class R and 1-A1 to pay  |           | Second, to Class 2-A1, 3-A1 and 4-A1 |
      |              principal             |           |  to pay principal from the respective|
      |                                    |           |              mortgage pool           |
      +------------------------------------+           +--------------------------------------+
                        |                                                  |
                        |                                                  |
      +------------------------------------+           +--------------------------------------+
      |   To Class B1-I, B1-I-X, B2-I and  |           |     To Class B1-II and B2-II to pay  |
      |B2-I-X to pay interest and principal|           |         interest and principal       |
      +------------------------------------+           +--------------------------------------+
                        |                                                  |
                        +--------------------------------------------------+
                                                 |
                                                 |
     +----------------------------------------------------------------------------------------+
     |                To Class B3, B4, B5 and B6 to pay interest and principal                |
     +----------------------------------------------------------------------------------------+




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        4
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut-off Date:                       January 1, 2003

Expected Pricing Date:              Week of January 20, 2003

Expected Settlement Date:           January 30, 2003

Distribution Dates:                 25th of each month, commencing in
                                    February 2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer:                           ALS, Countrywide and Wells Fargo

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      0.25% per annum on the outstanding mortgage
                                    balance.

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.0065% per annum




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        5
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Rating Agencies:                    Standard  and  Poor's  ("S&P")  and  Moody's
                                    will  rate  all  of  the  Offered
                                    Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class 1-A1, 2-A1, 3-A1 and 4-A1:
                                    $25,000 /$1 thereafter.
                                    Class 1-A2, 2-A2, 3-A2, 4-A2, B1-I-X and
                                    B2-I-X: $1,000,000 /$1 thereafter.
                                    Class B1-I, B2-I, B1-II and B2-II:
                                    $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1: 30% CPR per annum.
                                    Mortgage Pools 2, 3 and 4: 25% CPR
                                    per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2-I, B2-I-X, B2-II and
                                    B3 Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Interest Rates:                     Class 1-A1 will bear interest at a rate
                                    equal to Net WAC of Mortgage Pool 1 less
                                    0.75% per annum until the June 2003
                                    Distribution Date. Beginning with the
                                    accrual period in June 2003 the Class 1-A1 will accrue interest at the Net WAC of Mortgage Pool 1.

                                    Class 1-A2 will bear interest at a rate
                                    equal to 0.75% per annum based on a Notional
                                    Balance until the Distribution Date in June
                                    2003. The Notional Balance of the Class 1-A2 on any Distribution Date up to and including the Distribution Date in June 2003 will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class 1-A2 will not be entitled to distributions of any kind after the Distribution Date in June 2003.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        6
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-A1 will bear interest at a rate
                                    equal to the lesser of (i) 3.40% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in November 2005 (month 34). Beginning with the distribution date in December 2005, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A2 will bear interest at a rate
                                    equal to 3.40% per annum until the
                                    distribution date in November 2005 (month
                                    34) based on a Notional Balance. After the distribution date in November 2005, the Class 2-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 2-A2 on any distribution date up to and including the distribution date in November 2005 will be equal to the following:

                                    The balance of the Class 2-A1 Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess between (1) the Net WAC of
                                    Pool 2 and (2) 3.40%
                                    --------------------------------------------
                                                     3.40%

                                    Class 3-A1 will bear interest at a rate
                                    equal to the lesser of (i) 4.42% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in November 2007 (month 58). Beginning with the distribution date in December 2007, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-A2 will bear interest at a rate
                                    equal to 4.42% per annum until the
                                    distribution date in November 2007 (month
                                    58) based on a Notional Balance. After the distribution date in November 2007, the Class 3-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 3-A2 on any distribution date up to and including the distribution date in November 2007 will be equal to the following:

                                    The balance of the Class 3-A1 Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess between (1) the Net WAC of
                                    Pool 3 and (2) 4.42%
                                    --------------------------------------------
                                                     4.42%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        7
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Interest Rates (continued):         Class 4-A1 will bear interest at a rate
                                    equal to the lesser of (i) 4.84% per annum and (ii) the Net WAC of Mortgage Pool 4, up to and including the distribution date in November 2009 (month 82). Beginning with the distribution date in December 2009, the Class 4-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                                    Class 4-A2 will bear interest at a rate
                                    equal to 4.84% per annum until the
                                    distribution date in November 2009 (month
                                    82) based on a Notional Balance. After the distribution date in November 2009, the Class 4-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 4-A2 on any distribution date up to and including the distribution date in November 2009 will be equal to the following:

                                    The balance of the Class 4-A1 Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess between (1) the Net WAC
                                    of Pool 4 and (2) 4.84%
                                    --------------------------------------------
                                                     4.84%

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        8
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class B1-I will bear interest at a rate
                                    equal to the lesser of (i) 1-month LIBOR +
                                    0.90% per annum and (ii) the Net WAC of
                                    Mortgage Pool 1.

                                    Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                                    Class B2-I will bear interest at a rate
                                    equal to the lesser of (i) 1-month LIBOR +
                                    1.90% per annum and (ii) the Net WAC of
                                    Mortgage Pool 1.

                                    Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                                    Classes B1-II and B2-II will bear interest at a per annum rate equal to the weighted average of the Net WACs of Mortgage Pools 2 through 4, weighted by the corresponding "Subordinate Amounts" (as defined on page
                                    15).

                                    Classes B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding "Modified Group Subordinate Amounts" (the corresponding A2 /A loss coverage available to the Class B2-I and Class B2-II).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        9
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------
                                    The Modified Group Subordinate Amounts are calculated as follows:

                                    Modified Group Subordinate Amount Pool 1:
                                    -------------------------------------------
                                    Total Mortgage Pool 1 collateral, less (i) the current principal balance of the Pool 1 Senior Bonds, (ii) the current principal balance of the Class B1-I and (iii) the current principal balance of the Class B2-I (in each case excluding notional balances).

                                    Modified Group Subordinate Amount
                                    Pools 2 through 4:
                                    -------------------------------------------
                                    Total Mortgage Pool 2 through 4 collateral, less (i) the current principal balance of the Pool 2 through 4 Senior Bonds, (ii) the current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II (in each case excluding notional balances).


Interest Rates (continued):         The underlying subordinate rates are
                                    calculated as follows:

                                    Underlying Subordinate Rate,
                                    Mortgage Pool 1:
                                    -------------------------------------------
                                    The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                                    Underlying Subordinate Rate,
                                    Mortgage Pools 2 through 4:
                                    -------------------------------------------
                                    The Pool 2 through 4 underlying subordinate rate will be equal to the weighted average of the Net WACs of Mortgage Pools 2 through 4, weighted by the corresponding "Subordinate Amounts".



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        10
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    -------------------------------------------
                                    Credit enhancement for the Mortgage Pool 1
                                    Senior Certificates will consist of the
                                    subordination of the Class B1-I, Class
                                    B1-I-X, Class B2-I, Class B2-I-X, Class B3,
                                    Class B4, Class B5 and Class B6.

                                    Mortgage Pool 2 through 4 Senior
                                    Certificates:
                                    -------------------------------------------
                                    Credit enhancement for the Mortgage Pool 2 through 4 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I  = Mortgage Pool 1

Group II = Mortgage Pools 2 through 4

Initial Group I Senior Enhancement % = 6.25%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral balance

Initial Group II Senior Enhancement % = 5.20%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

---------------------------------------- -------------------------------
      Distribution Dates (months)                   Shift %
---------------------------------------- -------------------------------
                1 - 84                                100%
---------------------------------------- -------------------------------
                85 - 96                               70%
---------------------------------------- -------------------------------
               97 - 108                               60%
---------------------------------------- -------------------------------
               109 - 120                              40%
---------------------------------------- -------------------------------
               121 - 132                              20%
---------------------------------------- -------------------------------
                 133+                                  0%
---------------------------------------- -------------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

---------------------------------------- -------------------------------
      Distribution Dates (months)                   Shift %
---------------------------------------- -------------------------------
                1 - 36                                50%
---------------------------------------- -------------------------------
                  37+                                  0%
---------------------------------------- -------------------------------

(If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       12
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 through 4, calculate the following:
----------------------------------------------------------------

Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       13
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
     1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
     1)   Pay Class 2-A1, until reduced to zero.

Pool 3 Senior PDA as follows:
     1)   Pay Class 3-A1, until reduced to zero.

Pool 4 Senior PDA as follows:
     1)   Pay Class 4-A1, until reduced to zero.

II.  Pay Subordinate PDA as follows*:
-------------------------------------
*Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I and B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-I and B2-I and the denominator which is the current balance of the Class B1-I, B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pool 2 through 4 Subordinate PDA:
1) Pay Class B1-II and B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and B2-II and the denominator which is the current balance of the Class B1-II, B2-II and the Pool 2 through 4 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
--------------------------------------------------------------------------
*Subject to credit support tests

1)   Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       14
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------


(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
---------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:
----------------------------

Total Mortgage Pool 2 through 4 collateral less the current principal balance of the Mortgage Pool 2 through 4 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

--------------------------------------------------------------------------------
                                     Contacts
--------------------------------------------------------------------------------
   MBS Trading                 Rishi Bansal              (212) 526-8315
                               Brendan Garvey            (212) 526-8315
                               Brian Hargrave            (212) 526-8320
                               Matt Miller               (212) 526-8315

------------------------------ ------------------------- -----------------------
   Residential Finance         Stan Labanowski           (212) 526-6211
                               Mike Hitzmann             (212) 526-5806
                               Will Dorado               (212) 526-4005
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       15
--------------------------------------------------------------------------------

                                                            EXTERNAL USE
LEHMAN BROTHERS                                                                                         RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------
------------------------------------------------------------------------------------------------------------------------------------
                                      6 Month LIBOR ARMs    3/1 & 3/27 Hybrid ARMs   5/1 & 5/25 Hybrid ARMs   7/1 & 7/23 Hybrid ARMs
                                            Pool 1                  Pool 2                   Pool 3                   Pool 4

Total Number of Loans                                357                        51                      453                      198
Total Outstanding Loan Balance           $172,250,549.39            $21,543,727.59          $251,459,722.51          $105,130,755.24
Average Loan Principal Balance                  $482,494                  $422,426                 $555,098                 $530,963
Range of Loan Principal Balance       $64,836-$4,000,000         $283,316-$649,288       %52,694-$4,000,000       $40,000-$3,500,000
Weighted Average Coupon                           4.831%                    5.378%                   5.863%                   5.748%
Range of Coupons                           2.750%-5.750%             4.625%-6.500%            4.375%-7.625%            4.500%-7.375%
Weighted Average Margin                           2.724%                    2.317%                   2.237%                   2.185%
Range of Margins                           2.000%-2.875%             2.250%-3.375%            2.000%-5.000%            2.000%-2.500%
Weighted Average Initial Periodic Cap             1.000%                    2.278%                   5.941%                   5.959%
Range of Initial Periodic Caps             1.000%-1.000%             2.000%-6.000%            5.000%-6.000%            5.000%-6.000%
Weighted Average Periodic Cap                     1.000%                    2.000%                   1.992%                   2.000%
Range of Periodic Caps                     1.000%-1.000%             2.000%-2.000%            1.000%-2.000%            2.000%-2.000%
Weighted Average Maximum Rate                    10.840%                   11.378%                  11.804%                  11.707%
Weighted Average Floor                            2.725%                    2.317%                   2.237%                   2.186%
Weighted Average Original Term (mo.)                 360                       360                      360                      360
Weighted Average Remaining Term (mo.)                358                       359                      359                      359
Range of Remaining Term (mo.)                    348-360                   354-360                  347-360                  355-360
Weighted Aberage Original LTV                     67.19%                    71.49%                   64.44%                   63.27%
Range of Original LTV                     11.33%-100.00%             33.56%-94.79%            15.63%-98.00%            23.11%-95.00%
Weighted Average FICO                                713                       733                      718                      724
Range of FICO                                    569-814                   613-790                  623-829                  636-803

Lien Position
First                                             100.0%                    100.0%                   100.0%                   100.0%
Second                                              0.0%                      0.0%                     0.0%                     0.0%

Geographic Distribution
(Other states account individually for         CA-43.23%                 CA-41.48%                CA-50.32%                CA-35.87%
less than 5% of the Cut-off Date                CO-8.72%                  CO-8.46%                 CO-8.28%                NY-14.85%
principal balance)                              FL-5.93%                  FL-5.31%                 NY-8.25%                NJ-10.95%
                                                                          VA-5.28%

Occupancy Status
Primary Home                                      78.17%                    93.29%                   82.23%                   86.91%
Investment                                         9.74%                     6.71%                    9.96%                    8.10%
Second Home                                       12.09%                     0.00%                    7.81%                    4.98%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                 16

------------------------------------------------------------------------------------------------------------------------------------

                                               Net Effective Margin Table - Bond 1-A1

                                                   GROUPS CROSSED AT AND BELOW BBB
                                                        Settle as of 01/30/03

                             ---------------------------------------------------------------------------
                                                      Bond Summary - Bond 1-A1
                             ---------------------------------------------------------------------------
                              Initial Coupon:  3.825                         Type:  Floater
                                    Orig Bal:  161,484,000
                                    Orig Not:  93,211,000                 Formula:  (6m LIBOR)+246.85bp
                                      Factor:  1.0000000         Cap/Floor/Margin:  10.58/2.47/2.47
                                 Factor Date:  01/25/03                  Next Pmt:  02/25/03
                                       Delay:  24                           Cusip:  86359ABP
                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      15.00 CPR          20.00 CPR          25.00 CPR         30.00 CPR          35.00 CPR           40.00 CPR
                    Libor6m 1.401      Libor6m 1.401      Libor6m 1.401     Libor6m 1.401      Libor6m 1.401       Libor6m 1.401
------------------------------------------------------------------------------------------------------------------------------------
   Price           NEM    Duration    NEM    Duration    NEM   Duration    NEM    Duration    NEM     Duration    NEM    Duration
------------------------------------------------------------------------------------------------------------------------------------
   102-18          186        4.49    167        3.51    147       2.82    126        2.33    102         1.95    77         1.67
   102-19          185                167                146               124                100                 75
   102-20          184                166                145               123                99                  73
   102-21          184                165                144               122                97                  71
   102-22          183                164                143               120                96                  69
   102-23          182        4.50    163        3.51    142       2.83    119        2.33    94          1.96    68         1.67
   102-24          182                162                141               118                93                  66
   102-25          181                161                140               116                91                  64
   102-26          180                161                139               115                90                  62
   102-27          180                160                138               114                88                  60
   102-28          179        4.51    159        3.52    137       2.83    113        2.33    86          1.96    58         1.67
   102-29          178                158                136               111                85                  57
   102-30          178                157                135               110                83                  55
   102-31          177                156                134               109                82                  53
   103-00          176                155                132               107                80                  51
   103-01          176        4.51    155        3.52    131       2.83    106        2.34    79          1.96    49         1.68
   103-02          175                154                130               105                77                  48
   103-03          174                153                129               104                76                  46
   103-04          174                152                128               102                74                  44
   103-05          173                151                127               101                73                  42
   103-06          172        4.52    150        3.53    126       2.84    100        2.34    71          1.97    40         1.68
   103-07          172                149                125               98                 69                  39
   103-08          171                149                124               97                 68                  37
   103-09          170                148                123               96                 66                  35
   103-10          170                147                122               94                 65                  33
   103-11          169        4.53    146        3.53    121       2.84    93         2.34    63          1.97    31         1.68
   103-12          168                145                120               92                 62                  30
   103-13          168                144                119               91                 60                  28
   103-14          167                143                118               89                 59                  26
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 Average Life           5.27                 3.95              3.09              2.50              2.07                1.74
  First Pay           02/25/03             02/25/03           02/25/03         02/25/03          02/25/03            02/25/03
  Last Pay            04/25/19             08/25/15           02/25/13         04/25/11          11/25/09            11/25/08
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

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 Tsy BM  3Mo   6Mo     2YR     5YR     10YR     30YR   Lib BM   1Yr   2Yr   3Yr   4Yr   5Yr   7Yr   10Yr   12Yr   15Yr   20Yr   30Yr
-----------------------------------------------------  -----------------------------------------------------------------------------
  Yield     1.6200  2.7180  4.0660   4.8340   5.3530    Yield
 Coupon             3.2500  3.5000   5.0000   5.3750
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The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
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